UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                January 7, 2019

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On January 8, 2019, Alan R. Curtis, Oceaneering's Senior Vice President and Chief Financial Officer, will meet with institutional investors and participate on the Oilfield Services panel, Outlook for Subsea Equipment and Services, at the Goldman Sachs Global Energy Conference in Miami, Florida. The investor handout will be made available after the close of the market on January 7, 2019 through the Investor Relations section of Oceaneering's website, at www.oceaneering.com.
The definitions and rationale for the use of the non-GAAP terms EBITDA, Adjusted EBITDA, Adjusted Operating EBITDA, Free Cash Flow and the reconciliations to their most directly comparable GAAP financial measures can be found in the Supplemental Financial Information section of the handout.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handout include statements regarding:

•
our belief that we have a strong portfolio of diversified services and products, a geographically dispersed asset base and revenue streams, blue chip customers, strong market positions, growing non-energy segment and increasing offshore activity level;

•	our fourth quarter 2018; and full year 2018 and 2019 outlook;

•	our belief that we can provide ROV technologies that enable better control and video imaging, precise tool manipulation, and adherence to industry requirements;

•	our fourth quarter 2018 outlook versus third quarter 2018 in our ROV Segment;

•	our expectation that our Subsea Products book-to-bill ratio will exceed 1.0 in 2018;

•	our belief in the capabilities and benefits of our well intervention systems;

•	our fourth quarter 2018 outlook versus fourth quarter 2018 in Subsea Products Segment;

•
our belief that our acquisition of Ecosse Subsea Limited will expand service line capabilities, grow market position and optimize customer's installation projects with proven tools for the Subsea Projects segment;

•
our fourth quarter 2018 outlook versus third quarter 2018 in Subsea Projects Segment, including our expectation that the Ocean Evolution will be delivered and placed into service during the first half of 2019;

•
our belief that the Asset Integrity Segment provides optimized, industry-leading inspection services and integrity management solutions to assure our customers are equipped with the data required to make informed, value-adding decisions;

•	our fourth quarter 2018 outlook versus third quarter 2018 in Assets Integrity Segment;

•	our fourth quarter 2018 outlook versus third quarter 2018 in Advanced Technologies Segment;

•	our expected range of organic capital expenditures for 2018;

•
our intention to continue to strengthen our portfolio of services and products through "bolt on" investments in our current and adjacent market niches, with more focus on our customers' operating expenditures;

•	our belief that underinvestment in offshore oil supply could significantly disrupt future global oil market supply/demand balance;

•	our belief regarding key enablers to offshore energy;

•	our belief regarding the potential to grow in the areas of mobile robotics, pipeline solutions, riserless intervention & P&A, the offshore renewables market and asset integrity;

•	our belief that we can expand into the offshore renewable energy markets;

•	our belief that the offshore wind global market represents a large investment and growth opportunity;

•
our belief that the overall offshore markets for 2019 will continue to be challenging, while we are encouraged by the early signs of improving activity in the markets and in our businesses as the industry rebounds;

•	our belief that we can maintain a strong balance sheet;

•	our expectation to gain efficiencies through continuous improvement and controlling costs;

•	our intention to strengthen our portfolio of services and products;

•	our intention to maintain or grow our market share;

•	our belief that we can innovate and solve complex problems for our customers; and

•	our belief that we can maintain our superior safety performance or quality.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in or cancellations of deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	contract modifications or cancellations;

•	domestic and foreign tax policy;

•	changes in tax laws, regulations and interpretation by taxing authorities;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	January 7, 2019	By:	/S/ Alan R. Curtis
Alan R. Curtis
Senior Vice President and Chief Financial Officer